Exhibit 99.1


  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Lawrence R. Johnston, state and attest that:

1) To the best of my knowledge, based upon a review of the covered reports of Albertson's, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2) I have reviewed the contents of this statement with the Company's audit committee.

3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report of Albertson's, Inc. on Form 10-K for the fiscal year ended January 31, 2002, filed with the Commission on April 18, 2002;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Albertson's, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



/s/ Lawrence R. Johnston                       Subscribed and sworn to before me
________________________                       this 4th day of September 2002.
Lawrence R. Johnston
September 4, 2002


                                               /s/ Lesa Bricker-Reich
                                               ______________________
                                               Lesa Bricker-Reich
                                               Notary Public

                                               My Commission Expires: 7/17/2005
                                                                      _________